SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

     Date of Report: (Date of earliest event reported) : September 24, 2001

                           Commission File No.0-14047


                         TROPICAL LEISURE RESORTS, INC.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                                           04-2392188
-------------------------------                 --------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)


                4000 South Ocean Drive, Hollywood, Florida 33019
               --------------------------------------------------
                    (Address of principal executive offices)

                                 (954) 454-4927
                           --------------------------
                            (Issuer telephone number)

                             Maxum Development, Inc.
                        6975 South Union Park Center #600
                           Salt Lake City, Utah 84047
                       ------------------------------------
                             Former Name and Address

Item 1.     Changes in Control of the Registrant.

     As a result of the acquisition of Ambassador Casino Cruises, Inc., ("Ambassador") the control of the Registrant shifted to the former shareholder of Ambassador. The following individuals and or entities now exercise control of the Registrant.

   Name                          No. of shares                 Percentage
  ------                        ---------------               ------------
Jeffery Steiner                   3,750,000                      26.6%

Michael Steiner                   3,750,000                      26.6%

Item 2.   Acquisition of Disposition of Assets.

     On September 24, 2001, the Registrant acquired 100% of the issued and outstanding shares of Ambassador Casino Cruises, Inc. ("Ambassador") in exchange for 7,500,000 shares of the Registrants common stock. Ambassador is the owner and operator of a casino cruise ship which will sail from Hollywood, Florida. The ship is currently completing renovations and should be commercially operational by November 1, 2001. The ship is fully equipped with slot machines, gaming tables, full kitchen facilities, a dance floor, and bars. The vessel is capable of carrying 498 paying passengers and a crew and ongoing personnel of up to 44. The vessel will initially sail from docking facilities at the Ambassador Hotel in Hollywood, Florida.

Item 5.   Other Events.

     As a result of the acquisition of Ambassador and the change in faces of the Registrant's business, the Registrant changed its name from Maxum Development, Inc. to Tropical Leisure Resorts Inc. and changed its trading symbol to TRLR.

Item 7.   Financial Statements and Exhibits.

*     a) Financial Statements of Ambassador Casino Cruises, Inc.

*     b) Proforma Financial information

      c) Exhibits:

          2.1      Exchange Agreement

          3.1      Amended and Restated Articles of Incorporation

          3.2      Amended By-Laws

*    To be filed.

                                   Signatures

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              TROPICAL LEISURE RESORTS, INC.

     October 8, 2001                         /s/ Jeffery Steiner
                                             -----------------------------------
                                                 Jeffery Steiner
                                                 Chief Executive Officer

     October 8, 2001                         /s/ Micheal Steiner
                                             -----------------------------------
                                                 Michael Steiner
                                                 Chief Financial Officer